Note 5 - Intangible Assets	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Intangible Assets Disclosure [Text Block]

5. INTANGIBLE ASSETS

Intangible assets consisted of the following at December 31, 2022 and 2021 (in thousands):

	2022	2021

Patents and copyrights	$14,319	$14,755
Less accumulated amortization	(12,960)	(12,970)
	$1,359	$1,785

Amortization expense for the years ended December 31, 2022 and 2021 was approximately $0.30 million and $0.35 million, respectively.  For the years ended December 31, 2022 and 2021, we recorded losses on the disposal of intangible assets of approximately $0.1 million and $0.03 million, respectively.

Future estimated amortization expense for intangible assets that have remaining unamortized amounts as of December 31, 2022 is as follows (in thousands):

2023	$256
2024	243
2025	207
2026	140
2027	122
2028 and thereafter	391
Total	$1,359